Exhibit 99.2

First Western Financial, Inc. The First, Western-Based Private Trust Bank Third Quarter 2018 Financial Results

Safe Harbor 2 This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements reflect the current views of First Western Financial, Inc.’s (“First Western”) management with respect to, among other things, future events and First Western’s financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “project,” “future” “forecast,” “goal,” “target,” “would” and “outlook,” or the negative variations of those words or other comparable words of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about First Western’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond First Western’s control. Accordingly, First Western cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although First Western believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. All subsequent written and oral forward-looking statements attributable to First Western or persons acting on First Western’s behalf are expressly qualified in their entirety by this paragraph. Forward-looking statements speak only as of the date of this presentation. First Western undertakes no obligation to publicly update or otherwise revise any forward-looking statements, whether as a result of new information, future events or otherwise (except as required by law). Certain of the information contained herein may be derived from information provided by industry sources. The Company believes that such information is accurate and the sources from which it has been obtained are reliable; however, the Company cannot guaranty the accuracy of such information and has not independently verified such information. This presentation contains certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided at the end of this presentation. Numbers in the presentation may not sum due to rounding.

Overview of 3Q18 Growing Business Development Momentum .. Net proceeds before expenses of $34.1 million supports future growth of franchise Improved Capital Structure Strong Earnings Growth .. Net income available to common shareholders of $1.4 million, or $0.19 per diluted share, an increase of 138% from prior quarter .. Net income available to common shareholders increased $0.9 million from prior quarter (including $0.3 million in preferred stock dividends) Successful IPO .. Reduced cost structure from expense management actions in 1H18 .. Efficiency ratio(1) improved to 83.0% from 88.8% in prior quarter Improved Efficiencies .. Gross loans increased at 7.0% annualized rate .. Deposits increased at 16.5% annualized rate .. Assets under management increased at a 15.5% annualized rate 3 .. Redemption of preferred stock and subordinated notes reduces funding costs .. Simplified capital structure (1) See Non-GAAP reconciliation

$0.11 $0.08 $0.19 Q1 2018 Q2 2018 Q3 2018 Net Income Available to Common Shareholders and Earnings per Share 4 Net Income Available to Common Shareholders .. Execution on embedded growth drivers produced strong improvement in profitability .. Net income available to common shareholders increased 195% from prior quarter .. Earnings per share increased 138% from prior quarter Earnings per Share (in thousands) $625 $486 $1,434 Q1 2018 Q2 2018 Q3 2018

$749 $783 $812 $830 $858 $843 $857 3Q17 4Q17 1Q18 2Q18 3Q18 2Q18 3Q18 Average Period End Loan Portfolio 5 Loan Portfolio Composition(1) .. Annualized growth of 7.0% from Q2 2018 .. Strongest growth in residential mortgage portfolio .. Late quarter payoffs impacted end of period loan balances 3Q 2018 2Q 2018 3Q 2017 Cash, Securities and Other $132,920 $135,393 $130,253 Construction and Development 37,423 35,760 34,471 1 - 4 Family Residential 327,674 307,794 264,058 Non-Owner Occupied CRE 165,670 164,438 177,962 Owner Occupied CRE 94,698 98,393 92,429 Commercial and Industrial 97,772 99,711 89,814 Total Loans $ 856,157 $ 841,489$ 788,987 (in thousands, as of quarter-end) Total Loans (in millions) (1) Excludes deferred costs, net and loans held for sale

$792 $801 $810 $838 $862 $844 $879 3Q17 4Q17 1Q18 2Q18 3Q18 2Q18 3Q18 Average Period End Total Deposits 6 Deposit Portfolio Composition .. Total deposits increased $34.9 million from Q2 2018, annualized growth of 16.5% .. Strongest growth in money market deposit accounts .. Inflows of trust deposits driving growth 3Q 2018 2Q 2018 3Q 2017 Money market deposit accounts $ 444,580 $394,759 $285,418 Time deposits 148,425 166,670 224,224 NOW 64,777 68,742 83,654 Savings accounts 1,457 1,346 1,647 Noninterest-bearing Accounts 219,400 212,225 218,102 Total Deposits $ 878,639 $ 843,742 $ 813,045 (in thousands, as of quarter-end) Total Deposits (in millions)

Trust and Investment Management .. Total assets under management increased $210.2 million from Q2 2018 .. Strong quarter for new client acquisitions .. Growth offset by client departures to former wealth management associate .. Strong relative investment performance $5,180 $5,374 $5,358 $5,416 $5,626 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Investment Agency Managed Trust 401(k)/Retirement Directed Trust Custody (in millions, as of quarter-end) 7

Non-interest Income $6.6 MillionNet Interest Income $7.8 Million 54.0% 46.0% Total Revenue 8(1) See Non-GAAP reconciliation Q3 2018 Gross Revenue(1) .. Total revenue stable with prior quarter .. Increase in total loans drove a 2.8% increase in net interest income .. Total revenue impacted by decline in residential mortgage production Gross Revenue(1) ($millions) $14.1 $15.7 $14.7 $14.5 $14.4 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018

Net Interest Income & Net Interest Margin 9 Net Interest Income .. Net interest income increased 2.8%, primarily due to higher average loan balances .. Net interest margin remains stable at 3.29% .. Increase in loan yields largely offsetting increase in deposit costs .. Increases in deposit rates for largest clients resulted in higher deposit beta Net Interest Margin 3.35% 3.30% 3.25% 3.29% 3.29% Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 $7,375 $7,270 $7,360 $7,577 $7,788 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 (in thousands)

Non-Interest Income 10 Total Non-Interest Income .. Total non-interest income declined 3.7%, primarily due to lower gains on mortgage loans sold .. Trust and investment management fees increased 1.7% due to growth in AUM Trust & Investment Management Fees $6,745 $8,429 $7,292 $6,892 $6,638 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Trust and Investment Management Fees Net Gain on Mortgage Loans Sold Bank Fees Risk Management and Insurance Fees Income on Company-Owned Life Insurance Net Gain on Sale of Securities Other (in thousands)(in thousands) $4,815 $5,057 $4,954 $4,689 $4,770 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018

Non-Interest Expense and Efficiency Ratio 11 Total Non-Interest Expense .. Total non-interest expensed declined 6.9%, primarily due to expense reductions in capital management business, as previously expected .. Salaries and employee benefits declined 5.7%, primarily due to staff reductions and lower bonus accruals due to reduced loan production .. Efficiency ratio(1) improved to 83.0% from 88.8% Operating Efficiency Ratio(1) 84.6% 86.5% 89.1% 88.8% 83.0% Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 $12,134 $13,810 $13,286 $13,084 $12,176 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 (in thousands) (1) See Non-GAAP reconciliation

Asset Quality 12 Non-Performing Assets/Total Assets .. NPAs increased $15.3 million from prior quarter  $11.3 million related to a Cash, Securities and Other loan (currently in workout process with no specific reserve required)  Remaining increase related to administrative delays in renewing two credits that matured during the quarter .. Seventh consecutive quarter of no net charge-offs Net Charge-Offs/Average Loans 0.00% 0.00% 0.00% 0.00% 0.00% Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 0.61% 0.50% 0.41% 0.35% 1.81% Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018

Progress Report on Earnings Drivers 13 Earnings Driver 3Q18 Update Lower capital costs • Redeemed preferred stock of $25.4 million and sub debt of $6.9 million • $2.7 million annual savings Increased loan growth • IPO removed existing capital constraints • Average loans in 3Q18 up 14.6% year-over-year Higher fee income • Growth in AUM driving higher Trust and Investment Management fees Improved operating leverage • 2018 expense reductions eliminated redundancies • Lower expense driving improved efficiency ratio Profit centers gaining scale YTD total revenue increases • Aspen: +40.2% • Jackson Hole: +20.7% • Cherry Creek: +26.6% • Scottsdale: +29.6% • Denver: +29.5% • Remaining: -2.1%

Strong Foundation for Long-Term Growth 14 Investments in Revenue Generation Made in 2017 - 2018 .. Experienced executive leadership added:  Colorado/Wyoming Profit Center President  Chief Credit Officer  Chief Investment Officer  Senior Trust Officer .. Business Development Officers added in every full service office (4 in 2017, 10 in 2018) .. Mortgage Loan Originators added and working with offices in 2018  $54.4 million in portfolio loans produced in 2018 ..“Local” marketing campaign launched in 4Q18 First Western is well positioned to capitalize on dislocation in Colorado banking market

Appendix

16 Non-GAAP Reconciliation (1) Quarterly information has not been audited or reviewed Consolidated Efficiency Ratio For the Three Months Ended, (Dollars in thousands) September 30, 2017 December 31, 2017(1) March 31, 2018 June 30, 2018 September 30, 2018 Non-interest expense $ 12,134 $ 13,810 $ 13,286 $ 13,084 $ 12,176 Less: Amortization 185 230 230 230 208 Adjusted non-interest expense $ 11,949 $ 13,580 $ 13,056 $ 12,854 $ 11,968 Net interest income $ 7,375 $ 7,270 $ 7,360 $ 7,577 $ 7,788 Non-interest income 6,745 8,429 7,292 6,892 6,638 Total Income $ 14,120 $ 15,699 $ 14,652 $ 14,469 $ 14,426 Efficiency ratio 84.6% 86.5% 89.1% 88.8% 83.0% Consolidated Gross Revenue For the Three Months Ended, (Dollars in thousands) September 30, 2017 December 31, 2017(1) March 31, 2018 June 30, 2018 September 30, 2018 Total income before non-interest expense $ 13,814 $ 15,703 $ 14,839 $ 14,469 $ 14,408 Less: Net gain on sale of securities 43 (44) --- Plus: Provision (release) of credit loss 306 (4) (187) - 18 Gross Revenue $ 14,077 $ 15,743 $ 14,652 $ 14,469 $ 14,426